Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended May 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$19,199,752
Unrealized Gain (Loss) on Market Value of Commodity Futures	(13,398,664)
Dividend Income	4,231
Interest Income	115
ETF Transaction Fees	1,050
Total Income (Loss)	$5,806,484

Expenses
Management Fees	$140,517
Professional Fees	29,476
Brokerage Commissions	17,204
Directors' Fees and insurance	3,974
SEC & FINRA Registration Expense	3,362
Total Expenses	$194,533
Net Income (Loss)	$5,611,951

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/21	$194,403,356
Additions (300,000 Shares)	12,078,698
Net Income (Loss)	5,611,951

Net Asset Value End of Month	$212,094,005
Net Asset Value Per Share (5,250,000 Shares)	$40.40

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended May 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$4,003,188
Unrealized Gain (Loss) on Market Value of Commodity Futures	8,604,712
Dividend Income	6,627
Interest Income	117
ETF Transaction Fees	5,250
Total Income (Loss)	$12,619,894

Expenses
Management Fees	$172,388
Professional Fees	35,443
Brokerage Commissions	2,870
Directors' Fees and insurance	5,177
SEC & FINRA Registration Expense	12,046
Total Expenses	$227,924
Net Income (Loss)	$12,391,970

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/21	$261,103,056
Additions (3,600,000 Shares)	103,638,952
Withdrawals (950,000 Shares)	(27,210,620)
Net Income (Loss)	12,391,970

Net Asset Value End of Month	$349,923,358
Net Asset Value Per Share (12,150,000 Shares)	$28.80

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended May 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$23,202,940
Unrealized Gain (Loss) on Market Value of Commodity Futures	(4,793,952)
Dividend Income	10,858
Interest Income	232
ETF Transaction Fees	6,300
Total Income (Loss)	$18,426,378

Expenses
Management Fees	$312,905
Professional Fees	64,919
Brokerage Commissions	20,074
Directors' Fees and insurance	9,151
SEC & FINRA Registration Expense	15,408
Total Expenses	$422,457
Net Income (Loss)	$18,003,921

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/21	$455,506,412
Additions (3,900,000 Shares)	115,717,650
Withdrawals (950,000 Shares)	(27,210,620)
Net Income (Loss)	18,003,921

Net Asset Value End of Month	$562,017,363

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596